                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  This Assignment and Assumption Agreement (the "Assignment and Assumption Agreement"), made and entered into as of December 26, 2000, is by and between Curative Health Services, Inc., a Minnesota corporation ("Assignor"), and Cytomedix, Inc., a Delaware corporation ("Assignee").

                                   WITNESSETH:

                  WHEREAS, Assignor and Assignee are parties, along with certain other parties, to that certain Amended and Restated Asset Purchase Agreement effective as of October 12, 2000 (the "Asset Purchase Agreement"), pursuant to which Assignee has agreed to purchase certain of the assets of Assignor as set forth therein; and

                  WHEREAS, pursuant to the Asset Purchase Agreement, Assignor has agreed to assign certain rights and agreements to Assignee, and Assignee has agreed to assume certain liabilities and obligations of Assignor, as set forth herein, and this Assignment and Assumption Agreement is contemplated by Section 2.7(a)(ii) of the Asset Purchase Agreement;

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                  1. Definitions. All capitalized terms used in this Assignment and Assumption Agreement without definition have the meanings given to them in the Asset Purchase Agreement.

                  2. Assignment and Assumption. Effective as of the Closing, Assignor hereby assigns, sells, transfers and conveys (collectively, the "Assignment") to Assignee all of Assignor's right, title, benefit, privileges and interest in and to, and all of Assignor's burdens, obligations and liabilities in connection with, each of the Assumed Liabilities listed on Schedule A attached hereto. Assignee hereby accepts the Assignment, and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay and discharge all of the liabilities of Assignor to be observed, performed, paid or discharged from and after the Closing, in connection with the Assumed Liabilities. Assignee assumes no Retained Liabilities, and the parties hereto agree that all such Retained Liabilities shall remain the sole responsibility of Assignor.

                  3. Terms of the Asset Purchase Agreement. Assignor acknowledges and agrees that the representations, warranties, covenants, agreements and indemnities contained in the Asset Purchase Agreement shall not be superseded hereby, but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Asset Purchase Agreement and the terms hereof, the terms of the Asset Purchase Agreement shall govern.

                  4. Further Actions. Each of the parties hereto covenants and agrees, at its own expense, to execute and deliver, at the reasonable request of the other party hereto, such further instruments of transfer and assignment and to take such other action as such other party may reasonably request to more effectively consummate the assignments and assumptions contemplated by this Assignment and Assumption Agreement.

                  5. Counterparts. This Assignment and Assumption Agreement may be executed in one or more counterparts, with the same effect as if the signatories executed the several counterparts had executed one counterpart. All such executed counterparts shall together constitute one and the same instrument.

                  6. Governing Law. This Assignment and Assumption Agreement will be governed by and construed under the laws of the State of New York without regard to conflicts of laws principles that would require the application of any other law.

                  [remainder of page intentionally left blank]




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

     [Cytomedix, Inc. signature page of Assignment and Assumption Agreement]

                  IN WITNESS WHEREOF, the parties, by themselves or their duly authorized representatives, have executed this Assignment and Assumption Agreement as of the date first above written.

                               ASSIGNOR:
                               CURATIVE HEALTH SERVICES, INC.


                               By:   /s/ William C. Tella
                                    --------------------------------------------
                               Name: William C. Tella
                                    --------------------------------------------
                               Its:  Senior Vice President, Business Development
                                    --------------------------------------------

                               ASSIGNEE:
                               CYTOMEDIX, INC.


                               By:   /s/ Robin Lee Geller
                                    --------------------------------------------
                               Name: Robin Lee Geller
                                    --------------------------------------------
                               Its:  Vice President
                                    --------------------------------------------




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




                                   SCHEDULE A

                       CYTOMEDIX, INC. ASSUMED LIABILITIES

                                    [omitted]


This schedule has been omitted from this report in accordance with Item 601 of Regulation S-K. The Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission a copy of this schedule upon request.












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